Presented for INVEST Ohio September 12, 2013

Forward-looking Statement and Additional Information This presentation contains historical information and forward-looking statements within the meaning of the federal securities laws. As a general matter, forward-looking statements are those focused upon future plans, objectives or performance as opposed to historical items and include statements of anticipated events or trends and expectations and beliefs relating to matters not historical in nature. Such forward- looking statements involve known and unknown risks and are subject to uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control. These uncertainties and factors could cause our actual results to differ materially from those matters expressed in or implied by such forward-looking statements. We do not undertake any obligation to update any forward-looking statements to reflect the impact of circumstances or events that may arise after the date of such forward-looking statements. We believe that the following factors, among others, could affect our future performance and cause actual results to differ materially from those expressed or implied by forward-looking statements made in this presentation: business conditions in the plastics, transportation, marine and commercial product industries; federal and state regulations (including engine emission regulations); general economic, social and political environments in the countries in which we operate; safety and security conditions in Mexico; dependence upon two major customers as the primary source of our sales revenues; our efforts to expand our customer base; the actions of competitors, customers, and suppliers; failure of our suppliers to perform their obligations; the availability of raw materials; inflationary pressures; new technologies; regulatory matters; labor relations; our loss or inability to attract and retain key personnel; federal, state and local environmental laws and regulations; the availability of capital; our ability to provide on-time delivery to customers, which may require additional shipping expenses to ensure on- time delivery or otherwise result in late fees; risk of cancellation or rescheduling of orders; management’s decision to pursue new products or businesses which involve additional costs, risks or capital expenditures; and other risks identified from time-to-time in our public documents on file with the Securities and Exchange Commission (“SEC”), including those described in our Annual Report on Form 10-K for the year ended December 31, 2012 as well as our other filings with the SEC. This presentation includes references to earnings before interest, taxes, depreciation and amortization (“EBITDA”), which is a non-GAAP financial measure. EBITDA is reconciled to net income, its most directly comparable GAAP measure, in the financial table included in the Appendix to this presentation. We believe that this additional information and the reconciliation we provide may be useful to help evaluate our operations. This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or as a substitute for, our GAAP-results.

Company Overview Founded: Incorporated in 1996 Headquarters: Columbus, Ohio Listing: NYSE MKT Ticker: CMT 2012 Revenue: $162 million Employees: ~ 1300 (U.S. and Mexico) Locations: 4 Markets served: Medium- and heavy-duty trucks, automotive, transit, marine, construction, agricultural equipment and other industrial markets Core Molding Technologies is a leading compounder and molder of fiber- reinforced plastics (FRP), offering a wide array of composite processes, secondary machining and complex assembly capabilities.

Visors Hoods Sleeper roofs Fender extensions Air deflectors Cab trim Watercraft decks & hulls • Core manufactures large molded parts for original equipment manufacturers (OEMs) • We specialize in combining multiple moldings and hardware to produce complex assemblies • Many industries use these parts Antenna radomes Industrial fan blades Bus hoods and fenders Underbody shields Battery covers

Markets Supported Heavy Truck • Manufacturers of heavy- and medium-duty (Class 6-8) trucks . . . also includes buses Automotive • Manufacturers of light passenger vehicles, plus their Tier 1 and Tier 2 suppliers Marine • Applications for the production of watercraft Construction and Agricultural Equipment • Manufacturers of heavy and light equipment that supports earth or soil changes and improvements Industrial • Includes products used in industrial settings such as factories and commercial buildings

Company Development 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 1996-Core purchases the assets of the Columbus Plastics division from Navistar Inc. for stock and debt consideration. 1998-Core builds a greenfield plant in Gaffney, SC. to add a strategic location. 2001-Core acquires assets of Airshield, Corp. adding a Matamoros, Mexico operation. 2005-Core purchases the assets of Cincinnati Fiberglass establishing its Cincinnati operation. 2007-Core repurchases 3.6 million shares of the Company’s stock from Navistar. 2009-Core completes construction of a new, 437,000 ft2 plant in Matamoros, Mexico and adds 12 compression molding presses. 2011-Core initiates a 39,000 ft2 expansion of its Matamoros plant, including 5 additional compression molding presses. 2012-Core initiates $12.5 million equipment capacity expansion to support new and existing business.

• Prominent North American supplier of composite products to the Class 6-8 truck market • Industry-leading range of processes capability • Leading assembler of complex, precision tolerant vehicle components • Customer-focused material development • Dedicated management team experienced in managing the cyclical truck market Business Highlights • Achieved record sales of $162 million in 2012 • Truck production growth outlook is favorable; new business award from Volvo • Strong balance sheet and cash flows Core Strengths

CREATIVE • RELIABLE • COMPOSITES

Facilities

	Columbus, OH	Cincinnati, OH	Gaffney, SC	Matamoros, MX
				
Primary plant processes	• SMC compounding • SMC molding • RIM molding • RTM • Machining • Assembly	• Robotic spray-up • Hand lay-up • RTM/V-RTM • Vacuum bag molding • Machining • Assembly	• SMC molding • GMT molding • Machining • Assembly	• SMC molding • Hand spray-up/lay-up • RTM/V-RTM • Vacuum bag molding • Machining • Assembly
Plant size • Sq. ft • Employees	 • 332,000 • 270	 • 108,000 • 170	 • 111,000 • 70	 • 476,000 • 800
Quality System Registrations	• TS-16949 • ISO-14001 (2013)	• TS-16949 • ISO-14001	• TS-16949 • ISO-14001	• TS-16949

800 Manor Park Drive • Columbus, OH 43228 • (614) 870-5000 • www.coremt.com

Core operates four plants that are well positioned to serve the industrial regions of the US, Canada and Mexico Core has over 1 million ft2 of manufacturing space in North America.

Composite Process Offerings Competitive Advantages: • Core offers a full range of composite processes to meet individual customer needs, production volume requirements and cost objectives • Core provides assemblies with components individually customized by process • Core develops custom formulations and specialized materials for demanding applications

 Sheet molding compound is the process of converting of resins and fiber reinforcements into sheet form for use in compression molding • Approximately 48 million lbs. of capacity • Creation of specialized systems to meet a variety of customer needs Processes – SMC Compounding  Numerous formulations in active production  Serves both internal and external customers

 A premade mixture of chopped reinforcements, resins, and fillers is placed into a mold and cured under high heat and pressure • With over 40 presses, Core is operating a significant portion of large tonnage press capacity in North America • Assets well-distributed across organization to meet customers needs • Ability to process a variety of material types Processes – Compression Molding

 A reinforcing material is manually placed into a mold, the mold is closed and resin is injected into the part area • Excellent capability on mid- to low-volume products • Ability to provide directional strength characteristics • Capability to produce molds internally • Improved dimensional stability over other low-volume processes Processes – RTM / VRTM

 Chopped or directional reinforcing fibers are sprayed or hand-laid onto a mold and wetted with resin to produce the part • Used in low-volume applications with minimal back side surface requirements Processes – Spray Up / Hand Lay Up • Ability to be applied by hand or robotically • Capability to produce molds internally

 Heavy use of automation for efficient and reliable process execution on the plant floor • Automated assembly systems • Secondary drill fixtures (PLC controlled) • Water jet machining • Robotic bond dispense Processes – Secondary Operations • Automated part handling • In-process dimensional inspection

 Many brands, with four (4) large OEMs . . .all are customers  Cyclical industry with 5-6 year business cycles  Changing demographics away from owner-operators to more large fleets  Fleets operate vehicles ~6 years before sending to secondary market, driving a steady replacement demand  Long model life cycles of 10-15 years or more  Key drivers for market growth include overall economic environment, levels of truck based transport, access to and cost of capital  Changes in government regulations often drive product design changes and at times impact demand Fundamentals of the N.A. Heavy Truck Market

5.0 5.5 6.0 6.5 7.0 90 95 00 05 10 15 Source: ACT Research Co. LLC Age of US vehicle fleet is at record levels Avg. Age US Class 8 Trucks (yr) 50 100 150 200 250 300 350 08 09 10 11 12 13 14 15 16 17 18 North American truck builds are cyclical, but have historically increased each cycle N.A. Class 8 Truck Production (000 units) Source: ACT Research Co. LLC Source: ACT Research Co. LLC

 Marine • Long relationship with Yamaha and its WaveRunner® product line, market share leader in nearly every category • Specialized products for the yachting industry  Automotive • Materials approved at Ford, Chrysler and GM • Underbody shields, including advanced products • Electric vehicle battery covers . . . growing market requiring specialized materials • Aftermarket hoods, visors, Jeep® roofs  Industrial markets • Fan blades for industrial cooling towers • Telecommunications equipment  Construction and Agricultural Equipment • Capitalize on Core’s process diversity Other Active Markets at Core

Financial Information • 2009 truck production volume was at a 30-year low • Truck production levels improved in 2010 through 2012 • Core achieved record sales in 2012 • 2013 truck production volumes have been lower than expected, but are projected by industry analysts and customers to increase into 2014 • Profitable results throughout the truck cycle • Early successes in expanding into other markets $0 $50 $100 $150 $200 2008 2009 2010 2011 2012 YTD June 2013 Annual Sales (in millions) $0 $5 $10 $15 $20 $25 2008 2009 2010 2011 2012 YTD June 2013 EBITDA (in millions) $- $0.50 $1.00 $1.50 $2.00 2008 2009 2010 2011 2012 YTD June 2013 Diluted EPS

Well Positioned for Growth • Core has invested $47 million in PP&E since the beginning of 2008, adding infrastructure to support long-term growth • Strong cash flows have supported this investment: Total Debt is $6.6 million at June 30, 2013 • Working capital at June 30, 2013 of $16.5 million • Debt-to-equity level and cash flows position Core for additional growth or acquisition opportunities $0 $5 $10 $15 $20 $25 2008 2009 2010 2011 2012 June 2013 Total Debt (in Millions) $0 $20 $40 $60 $80 2008 2009 2010 2011 2012 June 2013 Stockholders’ Equity (in Millions) $0 $10 $20 $30 $40 $50 2008 2009 2010 2011 2012 YTD June 2013 PP&E Investment (in Millions) Annual PP&E investment PY Cumulative PP&E investments since 2008

• Market price to book value per share of 1.1(1) • Trading at an approximate 10.6 PE(2) • Strong and consistent operating cash flow • Solid balance sheet and low leverage • Seasoned leadership team • Long-term customer relationships and proven performance • Recent new business awards and anticipated market growth Investment Considerations (1) Book value of $8.49 at June 30, 2013 based on 7,219,113 outstanding shares and approximate market price of $9.37 (2) Stock market price of $9.37 and rolling four quarter diluted EPS of $.88 as of June 30, 2013

Growth & Product Development – Formulations and Processes  Lightweighting initiative • New automotive CAFE standards for fuel economy drive research on low-density material systems  Featherlite® SMC (2011)  AiriliteTM SMC (2013)  Continued advancement in new material development • Fiber reinforcement systems • Resin systems • Fillers

Growth & Product Development – Heavy Truck Market  North American Class 8 heavy truck market expected to increase +14% in 2014  Completed a $6 million/year conversion program for a heavy truck roof in 2012  Awarded $30 million/year Volvo hood and roof program in 2013  Continuing to find opportunities on large composites programs where we have capability and geographic advantage

Growth & Product Development – Other Market Development • Similar part structure (panels, structural reinforcements, complex assemblies) • Utilize existing quality and management systems • Designing specific SMC material systems to meet customers’ evolving needs • Introduced industry-leading low-density SMC materials in 2011 (Featherlite®) and 2013 (Airilite™) • Developed a material system targeted at ConAg customers: N-sulGuard® SMC introduced in 2012 • Attractive geographic location of Core’s facilities  Diversification outside of the heavy truck market, targeting  Automotive  Construction and Agricultural Equipment

Core plants Geographic reach Automotive plants Core’s plants have ideal reach to current truck customers . . . . . . and are in good places to reach targeted customers in our growth markets: Construction and agricultural equipment plants Truck customer plants

IN SUMMARY Core Molding Technologies: • Is a large format composites manufacturer • Has leading market share in the medium- and heavy- duty truck market • Is developing opportunities in new markets • Has a consistent history of financial performance • Is well positioned for growth

Appendix – EBITDA Reconciliation EBITDA Reconciliation (in millions) 2008 2009 2010 2011 2012 YTD June 2013 EBITDA $12.735 $6.341 $10.366 $20.886 $17.013 $7.593 Depreciation and Amortization 3.544 3.856 3.949 3.942 4.523 2.476 Provisions for Income Taxes 2.761 0.427 2.643 5.722 3.966 1.709 Interest Expense 0.689 0.951 1.341 0.696 0.334 0.138 Net Income $ 5.741 $1.107 $ 2.433 $10.526 $ 8.190 $3.270

Presented for INVEST Ohio September 12, 2013